Exhibit 99.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-140048 and 333-140049 on Form S-3 and Registration Statement No. 333-139661 on Form S-8 of Spectra Energy Corp, of our report dated April 2, 2007, relating to the balance sheet of Spectra Energy Corp (which report expresses an unqualified opinion and includes an explanatory paragraph regarding the completion of the spin-off of Spectra Energy Corp from Duke Energy Corporation on January 2, 2007) as of December 31, 2006, appearing in this Current Report on Form 8-K of Spectra Energy Corp.

/s/    Deloitte & Touche LLP

Houston, Texas

August 1, 2007